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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                     ----------------------------------

                                  FORM 8-K

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): May 11, 2005

                           ZOLTEK COMPANIES, INC.
           (Exact name of registrant as specified in its charter)

   MISSOURI                        0-20600                      43-1311101
(State or other               (Commission File               (I.R.S. Employer
jurisdiction of                    Number)                    Identification
 organization)                                                    Number)

3101 MCKELVEY ROAD
ST. LOUIS, MISSOURI                                               63044
(Address of principal executive offices)                        (Zip Code)

                               (314) 291-5110
            (Registrant's telephone number, including area code)

                               NOT APPLICABLE
        (Former name or former address if changed since last report)

                     ----------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

                  On May 11, 2005, Zoltek Companies, Inc. (the "Registrant") issued a press release announcing that it issued a filing to extend the due date for its Form 10-Q in addition to announcing partial financial results for the quarter ended March 31, 2005. Under applicable SEC rules, the Registrant filed for a five-day extension of the deadline for filing its Quarterly Report on Form 10-Q. A copy of the press release is attached hereto and incorporated herein as Exhibit 99. This Form 8-K, including
Exhibit 99 attached hereto, shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.


ITEM  9.01        FINANCIAL STATEMENTS AND EXHIBITS.

                  (c) The following exhibit is filed as part of this report:

                  Exhibit Number                     Description
                  --------------                     -----------

                  99                        Press Release issued by the Company
                                            on May 11, 2005.

                                 *    *    *



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                                 SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 16, 2005

                                            ZOLTEK COMPANIES, INC.



                                            By   /s/ Kevin Schott
                                               -----------------------------
                                               Kevin Schott
                                               Chief Financial Officer


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                                EXHIBIT INDEX

 Exhibit
 Number                                             Description
 ------                                             -----------

   99                                      Press Release, dated May 11, 2005.



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